SCHEDULE D
TO THE DISTRIBUTION AGREEMENT

Distribution Plan Classes
(Amended as of November 15, 2007)

Name of the Fund

Money Market Funds

Current Name	Prior Name
JPMorgan 100% U.S. Treasury Securities Money Market Fund — Morgan Class Shares	JPMorgan 100% U.S. Treasury Securities Money Market Fund — Morgan Class Shares
JPMorgan 100% U.S. Treasury Securities Money Market Fund — Reserve Class Shares	JPMorgan 100% U.S. Treasury Securities Money Market Fund — Reserve Class Shares
JPMorgan California Municipal Money Market Fund — Morgan Class Shares	JPMorgan California Tax Free Money Market Fund — Morgan Class Shares
JPMorgan California Municipal Money Market Fund — E*TRADE Class Shares	N/A
JPMorgan Federal Money Market Fund — Morgan Class Shares	JPMorgan Federal Money Market Fund — Morgan Class Shares
JPMorgan Federal Money Market Fund — Reserve Class Shares	JPMorgan Federal Money Market Fund — Reserve Class Shares
JPMorgan New York Municipal Market Fund — Morgan Class Shares	JPMorgan New York Tax Free Money Market Fund — Morgan Class Shares
JPMorgan New York Municipal Market Fund — Reserve Class Shares	JPMorgan New York Tax Free Money Market Fund — Reserve Class Shares
JPMorgan New York Municipal Money Market Fund — E*TRADE Class Shares	N/A
JPMorgan Prime Money Market Fund — Reserve Class Shares	JPMorgan Prime Money Market Fund — Reserve Class Shares
JPMorgan Prime Money Market Fund — Cash Management Shares	JPMorgan Prime Money Market Fund — Cash Management Shares
JPMorgan Tax Free Money Market Fund — Morgan Class Shares	JPMorgan Tax Free Money Market Fund — Morgan Class Shares
JPMorgan Tax Free Money Market Fund — Reserve Class Shares	JPMorgan Tax Free Money Market Fund — Reserve Class Shares
JPMorgan U.S. Government Money Market Fund — Morgan Class Shares	One Group Government Money Market Fund — Morgan Class Shares
JPMorgan U.S. Government Money Market Fund — Reserve Class Shares	One Group Government Money Market Fund — Class A Shares
JPMorgan U.S. Government Money Market Fund — Service Shares	N/A
JPMorgan Michigan Municipal Money Market Fund — Reserve Class Shares	One Group Michigan Municipal Money Market Fund — Class A Shares
JPMorgan Michigan Municipal Money Market Fund — Morgan Class Shares	One Group Michigan Municipal Money Market Fund — Morgan Class Shares
JPMorgan Municipal Money Market Fund — Service Shares	N/A
JPMorgan Municipal Money Market Fund — Reserve Class Shares	One Group Municipal Money Market Fund — Class A Shares
JPMorgan Municipal Money Market Fund — Morgan Class Shares	One Group Municipal Money Market Fund — Morgan Class Shares

Current Name	Prior Name
JPMorgan Municipal Money Market Fund — E*TRADE Class Shares	N/A
JPMorgan Ohio Municipal Money Market Fund — Reserve Class Shares	One Group Ohio Municipal Money Market Fund — Class A Shares
JPMorgan Ohio Municipal Money Market Fund — Morgan Class Shares	One Group Ohio Municipal Money Market Fund — Morgan Class Shares
JPMorgan Liquid Assets Money Market Fund — Reserve Class Shares	One Group Prime Money Market Fund — Class A Shares
JPMorgan Liquid Assets Money Market Fund — Morgan Class Shares	One Group Prime Money Market Fund—Morgan Class Shares
JPMorgan Liquid Assets Money Market Fund — Service Shares	N/A
JPMorgan U.S. Treasury Plus Money Market Fund—Reserve Class Shares	One Group U.S. Treasury Securities Money Market Fund—Class A Shares
JPMorgan U.S. Treasury Plus Money Market Fund—Morgan Class Shares	One Group U.S. Treasury Securities Money Market Fund—Morgan Class Shares

Equity Funds

Current Name	Prior Name
JPMorgan Capital Growth Fund — Class A Shares	JPMorgan Capital Growth Fund — Class A Shares
JPMorgan Disciplined Equity Fund — Class A Shares	JPMorgan Disciplined Equity Fund — Class A Shares
JPMorgan Diversified Fund — Class A Shares	JPMorgan Diversified Fund — Class A Shares
JPMorgan Dynamic Small Cap Growth Fund — Class A Shares	JPMorgan Dynamic Small Cap Fund — Class A Shares (name effective until 6/29/07)
JPMorgan Asia Equity Fund — Class A Shares	JPMorgan Fleming Asia Equity Fund — Class A Shares
JPMorgan Emerging Markets Equity Fund — Class A Shares	JPMorgan Fleming Emerging Markets Equity Fund — Class A Shares
JPMorgan International Equity Fund — Class A Shares	JPMorgan Fleming International Equity Fund—Class A Shares
JPMorgan International Opportunities Fund — Class A Shares	JPMorgan Fleming International Opportunities Fund — Class A Shares
JPMorgan International Small Cap Equity Fund—Class A Shares	JPMorgan Fleming International Small Cap Equity Fund — Class A Shares
JPMorgan International Value Fund — Class A Shares	JPMorgan Fleming International Value Fund — Class A Shares
JPMorgan Intrepid European Fund — Class A Shares	JPMorgan Fleming Intrepid European Fund — Class A Shares
JPMorgan Japan Fund — Class A Shares	JPMorgan Fleming Japan Fund — Class A Shares
JPMorgan Intrepid International Fund — Class A Shares	JPMorgan Fleming Tax Aware International Opportunities Fund — Class A Shares and JPMorgan Tax Aware International Opportunities Fund — Class A Shares
JPMorgan Growth and Income Fund — Class A Shares	JPMorgan Growth and Income Fund — Class A Shares
JPMorgan Intrepid America Fund — Class A Shares	JPMorgan Intrepid America Fund — Class A Shares
JPMorgan Intrepid Growth Fund — Class A Shares	JPMorgan Intrepid Growth Fund — Class A Shares
JPMorgan Intrepid Multi Cap Fund — Class A Shares	JPMorgan Intrepid Investor Fund — Class A Shares and JPMorgan Intrepid Contrarian Fund — Class A (name effective until 4/10/06)
JPMorgan Intrepid Value Fund — Class A Shares	JPMorgan Intrepid Value Fund — Class A Shares

Current Name	Prior Name
JPMorgan Market Neutral Fund — Class A Shares	JPMorgan Market Neutral Fund — Class A Shares
JPMorgan Mid Cap Equity Fund — Class A Shares	JPMorgan Mid Cap Equity Fund — Class A Shares
JPMorgan Growth Advantage Fund — Class A Shares	JPMorgan Mid Cap Growth Fund — Class A Shares
JPMorgan Mid Cap Value Fund — Class A Shares	JPMorgan Mid Cap Value Fund — Class A Shares
JPMorgan Small Cap Equity Fund — Class A Shares	JPMorgan Small Cap Equity Fund — Class A Shares
JPMorgan Tax Aware U.S. Equity Fund — Class A Shares	JPMorgan Tax Aware U.S. Equity Fund — Class A Shares
JPMorgan U.S. Equity Fund — Class A Shares	JPMorgan U.S. Equity Fund — Class A Shares
Undiscovered Managers Small Cap Growth Fund — Class A Shares	UM Small Cap Growth Fund — Class A Shares
Undiscovered Managers Behavioral Growth Fund — Class A Shares	Undiscovered Managers Behavioral Growth Fund — Class A Shares
Undiscovered Managers Behavioral Growth Fund — Investor Class Shares	Undiscovered Managers Behavioral Growth Fund — Investor Class Shares
Undiscovered Managers Behavioral Value Fund—Class A Shares	Undiscovered Managers Behavioral Value Fund — Class A Shares
JPMorgan Realty Income Fund — Class A Shares	Undiscovered Managers REIT Fund — Class A Shares
JPMorgan Intrepid Mid Cap Fund — Class A Shares	One Group Diversified Mid Cap Fund — Class A Shares and JPMorgan Diversified Mid Cap Fund — Class A Shares
JPMorgan Equity Income Fund — Class A Shares	One Group Equity Income Fund — Class A Shares
JPMorgan Equity Index Fund — Class A Shares	One Group Equity Index Fund — Class A Shares
JPMorgan International Equity Index Fund — Class A Shares	One Group International Equity Index Fund — Class A Shares
JPMorgan Large Cap Growth Fund — Class A Shares	One Group Large Cap Growth Fund — Class A Shares
JPMorgan Large Cap Value Fund — Class A Shares	One Group Large Cap Value Fund — Class A Shares
JPMorgan Market Expansion Index Fund — Class A Shares	One Group Market Expansion Index Fund — Class A Shares
JPMorgan Multi-Cap Market Neutral Fund — Class A Shares	One Group Market Neutral Fund — Class A Shares
JPMorgan Diversified Mid Cap Growth Fund—Class A Shares	One Group Mid Cap Growth Fund — Class A Shares
JPMorgan Diversified Mid Cap Value Fund — Class A Shares	One Group Mid Cap Value Fund — Class A Shares
JPMorgan U.S. Real Estate Fund — Class A Shares	One Group Real Estate Fund — Class A Shares
JPMorgan Small Cap Growth Fund — Class A Shares	One Group Small Cap Growth Fund — Class A Shares
JPMorgan Small Cap Value Fund — Class A Shares	One Group Small Cap Value Fund — Class A Shares
JPMorgan Value Advantage Fund — Class A Shares	N/A
JPMorgan U.S. Large Cap Core Plus Fund — Class A Shares	N/A
JPMorgan Micro Cap Fund — Class A Shares	N/A
Highbridge Statistical Market Neutral Fund — Class A Shares	N/A
JPMorgan Intrepid Plus Fund — Class A Shares	JPMorgan Intrepid Long/Short Fund — Class A Shares (name effective until 11/1/07)
JPMorgan Strategic Small Cap Value Fund — Class A Shares	N/A
JPMorgan Insurance Trust Diversified Equity Portfolio — Class 2	N/A
JPMorgan Insurance Trust Diversified Mid Cap Growth Portfolio — Class 2	N/A

Current Name	Prior Name
JPMorgan Insurance Trust International Equity Portfolio — Class 2	N/A
JPMorgan Insurance Trust Intrepid Mid Cap Portfolio — Class 2	N/A
JPMorgan Insurance Trust Intrepid Growth Portfolio — Class 2	JPMorgan Insurance Trust Large Cap Growth Portfolio — Class 2
JPMorgan Insurance Trust Large Cap Value Portfolio — Class 2	N/A
JPMorgan Insurance Trust Small Cap Equity Portfolio — Class 2	N/A
JPMorgan International Realty Fund — Class A Shares	N/A
JPMorgan China Region Fund — Class A Shares	N/A
JPMorgan Global Focus Fund — Class A Shares	N/A
JPMorgan Strategic Appreciation Fund — Class A Shares	JPMorgan Global Strategic Appreciation Fund — Class A Shares
JPMorgan Strategic Preservation Fund — Class A Shares	JPMorgan Global Strategic Preservation Fund — Class A Shares
JPMorgan India Fund — Class A Shares	N/A
JPMorgan Latin America Fund — Class A Shares	N/A
JPMorgan Russia Fund — Class A Shares	N/A
JPMorgan Value Discovery Fund — Class A Shares	N/A
JPMorgan Dynamic Growth Fund — Class A Shares (effective upon the effectiveness of the Fund’s registration statement)	N/A
JPMorgan Dynamic Small Cap Core Fund — Class A Shares (effective upon the effectiveness of the Fund’s registration statement)	N/A
JPMorgan U.S. Large Cap Value Plus Fund — Class A Shares (effective upon the effectiveness of the Fund’s registration statement)	N/A
JPMorgan U.S. Small Company Fund — Class A Shares	N/A
JPMorgan Emerging Economies Fund — Class A Shares (effective upon the effectiveness of the Fund’s registration statement)	N/A
JPMorgan Intrinsic Value Fund — Class A Shares (effective upon the effectiveness of the Fund’s registration statement)	N/A

Fixed Income Funds

Current Name	Prior Name
JPMorgan Bond Fund — Class A Shares	JPMorgan Bond Fund — Class A Shares
JPMorgan California Tax Free Bond Fund — Class A Shares	JPMorgan California Bond Fund — Class A Shares
JPMorgan Emerging Markets Debt Fund — Class A Shares	JPMorgan Fleming Emerging Markets Debt Fund — Class A Shares
JPMorgan Strategic Income Fund — Class A Shares	JPMorgan Global Strategic Income Fund — Class A Shares (name effective until 6/16/06)
JPMorgan Strategic Income Fund—M Class Shares	JPMorgan Global Strategic Income Fund—M Class Shares (name effective until 6/16/06)
JPMorgan Intermediate Tax Free Bond Fund — Class A Shares	JPMorgan Intermediate Tax Free Income Fund—Class A Shares

Current Name	Prior Name
JPMorgan New York Tax Free Bond Fund — Class A Shares	JPMorgan New York Intermediate Tax Free Income Fund — Class A Shares
JPMorgan Short Term Bond Fund — Class A Shares	JPMorgan Short Term Bond Fund — Class A Shares
JPMorgan Short Term Bond Fund II — Class A Shares	JPMorgan Short Term Bond Fund II — Class A Shares
JPMorgan Short Term Bond Fund II — Class M Shares	JPMorgan Short Term Bond Fund II — Class M Shares
JPMorgan Tax Aware Enhanced Income Fund—Class A Shares	JPMorgan Tax Aware Enhanced Income Fund—Class A Shares
JPMorgan Arizona Municipal Bond Fund — Class A Shares	One Group Arizona Municipal Bond Fund — Class A Shares
JPMorgan Core Bond Fund — Class A Shares	One Group Bond Fund — Class A Shares
JPMorgan Government Bond Fund — Class A Shares	One Group Government Bond Fund — Class A Shares
JPMorgan High Yield Bond Fund — Class A Shares	One Group High Yield Bond Fund — Class A Shares
JPMorgan Core Plus Bond Fund — Class A Shares	One Group Income Bond Fund — Class A Shares
JPMorgan Intermediate Bond Fund — Class A Shares	One Group Intermediate Bond Fund — Class A Shares
JPMorgan Kentucky Municipal Bond Fund — Class A Shares	One Group Kentucky Municipal Bond Fund — Class A Shares
JPMorgan Louisiana Municipal Bond Fund — Class A Shares	One Group Louisiana Municipal Bond Fund — Class A Shares
JPMorgan Michigan Municipal Bond Fund — Class A Shares	One Group Michigan Municipal Bond Fund — Class A Shares
JPMorgan Mortgage-Backed Securities Fund — Class A Shares	One Group Mortgage Backed Securities Fund—Class A Shares
JPMorgan Municipal Income Fund — Class A Shares	One Group Municipal Income Fund — Class A Shares
JPMorgan Ohio Municipal Bond Fund — Class A Shares	One Group Ohio Municipal Bond Fund — Class A Shares
JPMorgan Short Duration Bond Fund — Class A Shares	One Group Short-Term Bond Fund — Class A Shares
JPMorgan Short Term Municipal Bond Fund — Class A Shares	One Group Short-Term Municipal Bond Fund — Class A Shares
JP Morgan Tax Free Bond Fund — Class A Shares	One Group Tax-Free Bond Fund — Class A Shares
JP Morgan Treasury & Agency Fund — Class A Shares	One Group Treasury & Agency Fund — Class A Shares
JP Morgan Ultra Short Duration Bond Fund — Class A Shares	One Group Ultra Short-Term Bond Fund — Class A Shares and JP Morgan Ultra Short Term Bond Fund — Class A Shares (name effective until 7/1/06)
JP Morgan West Virginia Municipal Bond Fund—Class A Shares	One Group West Virginia Municipal Bond Fund — Class A Shares
JPMorgan Tax Aware Real Return Fund — Class A Shares	N/A
JPMorgan Real Return Fund — Class A Shares	N/A
JPMorgan Insurance Trust Core Bond Portfolio — Class 2	N/A
JPMorgan International Currency Income Fund — Class A Shares	N/A
JPMorgan Income Builder Fund — Class A Shares	JPMorgan World Income Builder Fund — Class A Shares
JPMorgan Tax Aware High Income Fund — Class A Shares	N/A

Investor Funds

Current Name	Prior Name
JPMorgan Group Investor Balanced Fund — Class A Shares	One Group Investor Balanced Fund — Class A Shares

Current Name	Prior Name
JP Morgan Conservative Growth Fund — Class A Shares	One Group Investor Conservative Growth Fund—Class A Shares
JPMorgan Investor Growth & Income Fund — Class A Shares	One Group Investor Growth & Income Fund — Class A Shares
JPMorgan Investor Growth Fund — Class A Shares	One Group Investor Growth Fund — Class A Shares

JPMorgan SmartRetirement Funds

Current Name	Prior Name
JPMorgan SmartRetirement Income Fund — Class A Shares	N/A
JPMorgan SmartRetirement 2010 Fund — Class A Shares	N/A
JPMorgan SmartRetirement 2015 Fund — Class A Shares	N/A
JPMorgan SmartRetirement 2020 Fund — Class A Shares	N/A
JPMorgan SmartRetirement 2025 Fund ) — Class A Shares	N/A
JPMorgan SmartRetirement 2030 Fund — Class A Shares	N/A
JPMorgan SmartRetirement 2035 Fund — Class A Shares	N/A
JPMorgan SmartRetirement 2040 Fund — Class A Shares	N/A
JPMorgan SmartRetirement 2045 Fund — Class A Shares	N/A
JPMorgan SmartRetirement 2050 Fund — Class A Shares	N/A

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J.P. Morgan Fleming Mutual Fund Group, Inc.
J.P. Morgan Mutual Fund Group
J.P. Morgan Mutual Fund Investment Trust
Undiscovered Managers Funds
J.P. Morgan Series Trust II
JPMorgan Trust I
JPMorgan Trust II
JPMorgan Insurance Trust
Each on behalf of itself and each of its Funds

By:

Name:

Title:

JPMORGAN DISTRIBUTION SERVICES, INC.

By:

Name:

Title: